As filed with the Securities and Exchange Commission on January 8, 2008





                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES




                  Investment Company Act file number 811-07959



                              ADVISORS SERIES TRUST
               (Exact name of registrant as specified in charter)



                              615 EAST MICHIGAN ST.
                               MILWAUKEE, WI 53202
               (Address of principal executive offices) (Zip code)



                               JEANINE M. BAJCZYK
                              ADVISORS SERIES TRUST
                              615 EAST MICHIGAN ST.
                               MILWAUKEE, WI 53202
                     (Name and address of agent for service)



                                 (414) 765-6609
              (Registrant's telephone number, including area code)



Date of fiscal year end:  OCTOBER 31, 2007
                          ----------------



Date of reporting period:  OCTOBER 31, 2007
                           ----------------

ITEM 1. REPORT TO STOCKHOLDERS.



ANNUAL REPORT
OCTOBER 31, 2007



P o I o C
----------------
PROVIDENT
----------------
INVESTMENT
----------------
COUNSEL
----------------





                        FAMILY OF GROWTH-ORIENTED

                        MUTUAL FUNDS

                        [ ] Small Cap Growth Fund, Class I

                        [ ] Flexible Growth Fund, Class I

                                    CONTENTS


MARKET REVIEW & OUTLOOK ...................................................    1

FUND REVIEW ...............................................................    3

      o SMALL CAP GROWTH FUND .............................................    3

      o FLEXIBLE GROWTH FUND ..............................................    7

INFORMATION ABOUT YOUR FUNDS' EXPENSES ....................................   11

SCHEDULE OF INVESTMENTS ...................................................   12

      o SMALL CAP GROWTH FUND .............................................   12

      o FLEXIBLE GROWTH FUND ..............................................   15

STATEMENTS OF ASSETS AND LIABILITIES ......................................   17

STATEMENTS OF OPERATIONS ..................................................   18

STATEMENTS OF CHANGES IN NET ASSETS .......................................   19

FINANCIAL HIGHLIGHTS ......................................................   21

NOTES TO FINANCIAL STATEMENTS .............................................   23

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ...................   28

NOTICE TO SHAREHOLDERS ....................................................   29

OTHER INFORMATION .................................................   BACK COVER

                             MARKET REVIEW & OUTLOOK
================================================================================

U.S. EQUITY
INVESTMENT ENVIRONMENT
--------------------------------------------------------------------------------

For the one year period ending October 31, 2007, U.S. equity returns were very strong. While economic growth moderated in the U.S., other global economies continued to expand rapidly during this period. Robust growth was especially found in developing nations, such as China and India. The industrialization of many developing countries has led to a sustainable period of secular growth for what have historically been cyclical industries. For example, many machinery, metals, mining, and agricultural companies have produced superior revenue and earnings growth. Technology companies have also benefited from the surge in international demand.

During the past twelve months, large stocks outperformed small cap stocks, with Russell 1000(R) Index advancing 15.0% and the Russell 2000(R) Index rising 9.3%. However, growth stocks significantly outperformed value stocks across every market capitalization range (as measured by the Russell indexes). The large cap Russell 1000(R) Growth Index posted a one year return of 19.2% versus 10.8% for the Russell 1000(R) Value Index. In the small cap universe, over the same period the Russell 2000(R) Growth Index returned 16.7%, compared to a return of 2.1% for the Russell 2000(R) Value Index.

The table below shows the performance of the broad market indices and Provident's Mutual Funds for the most recent quarter, semi-annual, and annual periods ending October 31, 2007.

                                     FUND AND MARKET PERFORMANCE
------------------------------------------------------------------------------------------------
FUND RETURN                        7/31/07-10/31/07       4/30/07-10/31/07     10/31/06-10/31/07
------------------------------------------------------------------------------------------------
Small Cap Growth Fund, Class I           16.62%               16.92%               30.56%
------------------------------------------------------------------------------------------------
Flexible Growth Fund, Class I            14.80%               16.97%               28.55%
------------------------------------------------------------------------------------------------
INDEX RETURN
------------------------------------------------------------------------------------------------
S&P 500 Index                             6.97%                5.49%               14.56%
------------------------------------------------------------------------------------------------
Russell 1000(R) Growth Index              9.45%                9.96%               19.23%
------------------------------------------------------------------------------------------------
Russell 2000(R) Growth Index             10.24%                8.66%               16.73%
------------------------------------------------------------------------------------------------
PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

                             MARKET REVIEW & OUTLOOK
================================================================================

INVESTMENT OUTLOOK
--------------------------------------------------------------------------------
In our view, the capital markets will face challenges next year. The fate of the domestic economy will be determined by several factors, including the resilience of the U.S. consumer, inflation, the direction and level of interest rates, corporate profitability, and continued demand for U.S. products from developing nations. U.S. Gross Domestic Product (GDP) growth has decelerated to low levels, a trend that appears likely to continue into next year. Consumer confidence has been waning due to a variety of issues, such as high energy and commodity prices and, of course, a deteriorating housing market.

The real estate boom that lasted for approximately a decade reversed course as evidenced by weakening industry indicators, such as new home construction, average selling prices, and average days on the market. But the real news more recently has focused on problems in the mortgage industry. Homeowners and investors alike have suffered from a rapidly eroding sub-prime mortgage market. As a result, credit has contracted in the U.S. and many large financial institutions have declared massive write-offs. The tightness in credit appears to be negatively impacting consumer spending.

However, there are still sufficient positive countervailing forces to potentially keep the U.S. economy in the black. For example, interest rates are reasonably low, the Federal Reserve appears to have begun an easing cycle, and employment growth has been stable. Perhaps most important to continued growth, many U.S. companies are generating revenues from abroad. The industrialization of China, India, and others, is not a one or two year event, but rather will most likely take multiple years. This process will help drive top and bottom line growth at U.S. companies participating in this transformation. While the risk of a recession has increased during the past several months, we are still of the opinion that GDP growth will merely slow but not turn negative.

We remain constructive on the U.S. equity markets, particularly for those stocks that are more heavily exposed to international demand. In addition, there are some other positive trends in the capital markets that have historically acted as tailwinds for the Funds. This fiscal year (ending October 31, 2007) growth stocks finally outperformed value-oriented companies after lagging for six years. We are optimistic that this trend should continue as growth becomes more scarce in a slowing economic environment. Companies within the growth universe should benefit disproportionately from global growth due to large weightings in the information technology, industrial, material, and energy sectors. Finally, valuations based upon estimated future earnings growth are quite reasonable for both the broad equity and growth equity markets.

          PROVIDENT INVESTMENT COUNSEL SMALL CAP GROWTH FUND, CLASS I


    PHILOSOPHY &                                          FUND SUMMARY
    APPROACH                                           o  TICKER SYMBOL:
 o  RESEARCH AND INVEST IN                                PISCX
    SMALL CAP COMPANIES
    WITH ABOVE-AVERAGE,                                o  FUND NUMBER:
    SUSTAINABLE REVENUE                                   1481
    AND EARNINGS GROWTH;
                                                       o  CUSIP:
 o  UTILIZE FUNDAMENTAL                                   693365405
    RESEARCH TO BUILD A
    PORTFOLIO OF CATEGORY                              o  NUMBER OF HOLDINGS:
    LEADING COMPANIES THAT                                106
    EXHIBIT:

   o   CATALYSTS FOR GROWTH

   o   OUTSTANDING COMPANY
       MANAGEMENTS

   o   MEASURABLE AND SUPERIOR
       FINANCIAL CHARACTERISTICS



SMALL CAP GROWTH FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------
The Provident Investment Counsel Small Cap Growth Fund, Class I returned 30.56% for the one year period ending October 31, 2007. During the same one year period, the Russell 2000(R) Growth Index, the primary benchmark against which we measure the Fund, returned 16.73%.

The Fund has produced solid absolute and relative performance over the past year. Within the small cap growth marketplace, the strongest absolute returns were produced by companies in the Utilities (+46.2%), Materials (+42.6%), Information Technology (+21.9%), and Industrial (+21.0%) sectors. The sectors that produced sub-par results included Financials (-0.1%) and Consumer Discretionary (+9.4%).

For the year ending October 31, 2007, the Fund's greatest relative performance came from the Information Technology sector. Within the sector, performance was driven by strong stock selection in the internet software & services industry, led by Equinix Inc., Ctrip.com International, and Omniture Inc. Stocks in the semiconductor industry also helped relative results, with Silicon Motion Technology advancing higher. Holdings in the Financial sector also contributed positively to relative performance for the year. Finally, Consumer Discretionary stocks outperformed the index. In the apparel industry, Crocs Inc. represented the best performer in the portfolio during the period. The Fund was also assisted by an underweight position in the specialty retail industry. Over the past year, no economic sector detracted from relative performance.

          PROVIDENT INVESTMENT COUNSEL SMALL CAP GROWTH FUND, CLASS I

LEAD PORTFOLIO MANAGERS             RESULTS OF A HYPOTHETICAL $10,000 INVESTMENT
-----------------------             --------------------------------------------
                                    IF INVESTED ON 9/30/93
     PHOTO OMITTED
                                                         PIC
  ANDREW J. PEARL, CFA                                  SMALL
   19 YEARS EXPERIENCE                                   CAP       RUSSELL
                                                       GROWTH      2000(R)
     PHOTO OMITTED                                      FUND,      GROWTH
                                                       CLASS I      INDEX
   NED W. BRINES, CFA                                  -------     --------
   21 YEARS EXPERIENCE                9/30/1993        10,000       10,000
                                     10/31/1993        10,172       10,289
                                     10/31/1994        10,055       10,194
      TEAM MEMBERS                   10/31/1995        14,567       12,295
      ------------                   10/31/1996        18,075       13,933
   NICK A. BLANKL, CFA               10/31/1997        19,005       16,883
   8 YEARS EXPERIENCE                10/31/1998        15,612       14,205
                                     10/31/1999        24,800       18,365
     BARRY B. BURCH                  10/31/2000        35,287       21,334
   14 YEARS EXPERIENCE               10/31/2001        22,193       14,613
                                     10/31/2002        17,748       11,461
 BRADLEY J. CARTER, CFA              10/31/2003        25,800       16,797
   8 YEARS EXPERIENCE                10/31/2004        25,400       17,726
                                     10/31/2005        27,684       19,660
  MICHAEL D. EMERY, CFA              10/31/2006        30,957       23,016
   12 YEARS EXPERIENCE               10/31/2007        40,507       26,865

   DAVID J. FURTH, CFA
   21 YEARS EXPERIENCE

  LLOYD B. ROGERS, CFA
   13 YEARS EXPERIENCE


INVESTMENT RESULTS
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDING 10/31/07

                                                                                SINCE
                                         1 YEAR  3 YEARS*  5 YEARS* 10 YEARS* INCEPTION*
PIC Small Cap Growth Fund - Class I
  (Inception September 30, 1993)          30.56%   16.75%   17.87%   7.83%     10.42%
Russell 2000(R) Growth Index              16.73%   14.87%   18.57%   4.75%      7.27%

Total Annual Fund Operating Expenses - 1.20%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY CALLING 1-800-618-7643. PERFORMANCE DATA SHOWN DOES NOT REFLECT THE 1% REDEMPTION FEE IMPOSED ON SHARES HELD LESS THAN 30 DAYS. IF IT DID, TOTAL RETURNS WOULD BE REDUCED.

---------
     * Average Annual Total Return represents the average change in account value over the periods indicated. Returns reflect the reinvestments of dividends and capital gain distributions. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions, or redemption of Fund shares.

          Fee waivers are in effect. In the absence of fee waivers, returns would be reduced.

          The Russell 2000(R) Growth Index measures the performance of those Russell 2000(R) companies with higher price-to-book ratios and higher forecasted growth values. Indices do not incur expenses and are not available for investment.

          RISKS: FOREIGN SECURITIES TYPICALLY INVOLVE GREATER VOLATILITY AND POLITICAL, ECONOMIC AND CURRENCY RISKS AND DIFFERENCES IN ACCOUNTING METHODS THAN DOMESTIC SECURITIES. SMALL- AND MEDIUM CAPITALIZATION COMPANIES TEND TO HAVE A LIMITED LIQUIDITY AND GREATER PRICE VOLATILITY THAN LARGE-CAPITALIZATION COMPANIES.

          PROVIDENT INVESTMENT COUNSEL SMALL CAP GROWTH FUND, CLASS I
================================================================================

TEN LARGEST EQUITY HOLDINGS
--------------------------------------------------------------------------------
                              % OF
SECURITY                    NET ASSETS  VALUE($)    DESCRIPTION
--------------------------------------------------------------------------------
EQUINIX, INC.                 3.44%     793,055  Designs, builds and operates
                                                 neutral internet business
                                                 exchange (IBX) centers. The
                                                 company's IBX centers provides
                                                 e-commerce companies, content
                                                 providers and application
                                                 service providers with the
                                                 ability to directly
                                                 interconnect with a choice of
                                                 bandwidth providers, internet
                                                 service providers and site &
                                                 performance management
                                                 companies.

CF INDUSTRIES HOLDINGS, INC.  2.29%     527,400  Manufactures nitrogen and
                                                 phosphate fertilizers in
                                                 North America.

LIFE TIME FITNESS, INC.       1.82%     419,750  Operates 48 membership-only
                                                 fitness and family recreation
                                                 centers in residential
                                                 locations across 9 states.

VERIFONE HOLDINGS, INC.       1.76%     404,832  Provides point of sale
                                                 electronic payment
                                                 transactions, mainly to
                                                 financial companies and payment
                                                 processors worldwide.

COGENT COMMUNICATIONS         1.70%     392,945  Provides broadband internet
GROUP, INC.                                      access and IP protocol
                                                 communications services to
                                                 small and mid-sized businesses.

ICONIX BRAND GROUP, INC.      1.59%     366,011  Markets young men's and women's
                                                 footwear, apparel and
                                                 accessories under Candie's,
                                                 Bongo, Rampage, Joe Boxer,
                                                 Mudd, Mossimo, London Fog,
                                                 Ocean Pacific, Danskin and
                                                 Bagley Mischka names.

CROCS, INC.                   1.53%     352,073  Manufactures men's, women's and
                                                 children's footwear made with
                                                 proprietary resin material.

ANADIGICS, INC.               1.52%     351,050  Manufactures RFICs used in
                                                 wireless handsets, WLAN
                                                 systems, cable set-top boxes,
                                                 and cable TV infrastructure.

OMNITURE, INC.                1.48%     341,873  Provides optimization software
                                                 for online businesses to
                                                 capture, store and analyze
                                                 real-time/historical
                                                 information.

CTRIP.COM INTERNATIONAL, LTD. 1.48%     341,542  Consolidates hotel
                                                 accommodations and airline
                                                 tickets targeting individual
                                                 business and leisure travelers.
--------------------------------------------------------------------------------

SECTOR ALLOCATION
--------------------------------------------------------------------------------
AS OF 10/31/07


                                                                   % OF
                                                               TOTAL INVESTMENTS
                                Information Technology              29.8%
                                Consumer Discretionary              17.5%
                                Industrials                         14.4%
                                Health Care                         13.5%
  PIE CHART OMITTED             Materials                            9.4%
                                Energy                               4.7%
                                Telecommunication Services           4.4%
                                Financials                           2.9%
                                Consumer Staples                     2.1%
                                Money Market Investments             1.3%

Fund holdings are subject to change and are not recommendations to buy or sell any security. Please see the Schedule of Investments for complete fund holdings.

          PROVIDENT INVESTMENT COUNSEL SMALL CAP GROWTH FUND, CLASS I
================================================================================

STRATEGIC VIEW
--------------------------------------------------------------------------------

Since the summer of 2007, the credit led-liquidity crisis that struck the equity markets around the world prompted the Fed to take action in order to avert a credit-induced economic slowdown. The result was that the equity markets bounced significantly off the bottom as the Fed's move not only provided some liquidity but also some comfort that the Fed was there to bail out over-levered market participants. The Fed action wasn't all positive as the dollar has had a negative reaction, falling even further against major world currencies. While positive for globally exposed companies, a weaker dollar adds to inflationary pressures.

Access to credit has tightened over the past few months, which is negative for the economy in the short run but potentially positive in the intermediate and long run. Risk premiums across all asset classes had collapsed, creating unsustainable pricing bubbles in various markets, including Mergers and Acquisitions (M&A) and residential real estate. A re-pricing of credit to more accurately reflect the underlying risk should be much healthier for the markets, and especially for lenders. We feel there will be continued fall out amongst lenders, which should be followed by an improved lending environment as the economy continues its growth trajectory.

We have been maintaining an outlook which assumes a mid-cycle slowdown in U.S. GDP. We see no reason to change our view at this time although we acknowledge that the risk of recession has increased during the past couple months. Credit default issues, housing concerns, and tighter lending standards will most likely continue to create a drag on the U.S. economy; however, global demand still appears robust. The weaker dollar benefits domestic companies with an export focused business model. Our portfolio companies have this international bias, especially those in the industrial, material and technology areas, which combined represent more than half of the portfolio weighting.

           PROVIDENT INVESTMENT COUNSEL FLEXIBLE GROWTH FUND, CLASS I
================================================================================

    PHILOSOPHY &                                          FUND SUMMARY
    APPROACH
 o  RESEARCH AND INVEST                                o  TICKER SYMBOL:
    IN COMPANIES WITH                                     PFLEX
    ABOVE-AVERAGE,
    SUSTAINABLE REVENUE                                o  FUND NUMBER:
    AND EARNINGS GROWTH;                                  1484

 o  UTILIZE FUNDAMENTAL                                o  CUSIP:
    RESEARCH TO BUILD A                                   693365850
    PORTFOLIO OF CATEGORY
    LEADING COMPANIES                                  o  NUMBER OF HOLDINGS:
    THAT EXHIBIT:                                         38

   o   CATALYSTS FOR GROWTH

   o   OUTSTANDING COMPANY
       MANAGEMENTS

   o   MEASURABLE AND SUPERIOR
       FINANCIAL CHARACTERISTICS



FLEXIBLE GROWTH FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------
The Provident Investment Counsel Flexible Growth Fund, Class I returned 28.55% for the one year period ending October 31, 2007. During the same period of time, the Russell 1000(R) Growth Index, the Fund's benchmark, returned 19.23%.

The Fund has produced solid absolute and relative performance over the past year. Within the large cap growth marketplace, the strongest absolute returns were produced by companies in the Materials (+49.1%), Energy (+37.7%), Information Technology (+29.0%), and Industrial (+21.7%) sectors. The sectors that produced below-average results included Consumer Discretionary (+4.0%) and Telecommunication Services (+4.8%).

For the year ending October 31, 2007, the Fund's greatest relative performance came from the Information Technology sector. Stock selection was particularly solid in the computer hardware, communications equipment, and semiconductor industries. In these three areas the best performing stocks included, respectively, Apple Inc., Research In Motion Ltd., and NVIDIA Corp. The portfolio also benefited from strong stock selection in the Materials area. The chemicals category added the most value this year, led by Monsanto Co. and Praxair Inc. The Fund's Industrial companies added positive value as well, with McDermott International and SunPower Corp. performing particularly well. Finally, stock selection was positive in the Health Care sector. The portfolio's pharmaceutical, health care equipment, and health care technology holdings contributed to relative performance. The best performing stocks were Schering-Plough Corp., Intuitive Surgical, and Cerner Corp. For the one year period, the primary detractor from relative performance was Telecommunication Services stocks. In the wireless telecom space, NII Holdings and MetroPCS Communications underperformed.

           PROVIDENT INVESTMENT COUNSEL FLEXIBLE GROWTH FUND, CLASS I
================================================================================

LEAD PORTFOLIO MANAGERS             RESULTS OF A HYPOTHETICAL $10,000 INVESTMENT
-----------------------             --------------------------------------------
                                    IF INVESTED ON 3/31/99
     PHOTO OMITTED
                                                          PIC
  SUSAN J. PERKINS, CFA                                FLEXIBLE       RUSSELL
   26 YEARS EXPERIENCE                                  GROWTH        1000(R)
                                                         FUND,        GROWTH
                                                       CLASS I         INDEX
                                                       -------         -----

     PHOTO OMITTED                     3/31/1999       10,000         10,000
                                      10/31/1999       11,472         10,760
   SEAN C. KRAUS, CFA                 10/31/2000       22,946         11,764
   11 YEARS EXPERIENCE                10/31/2001       12,108          7,065
                                      10/31/2002       10,006          5,679
                                      10/31/2003       13,932          6,918
      TEAM MEMBERS                    10/31/2004       13,683          7,151
      ------------                    10/31/2005       16,314          7,782
RICHARD S. CAMPAGNA, CFA              10/31/2006       17,757          8,625
   18 YEARS EXPERIENCE                10/31/2007       22,826         10,284

BARBARA H. CLAYBROOK, CFA
   5 YEARS EXPERIENCE

 JAMES M. LANDRETH, CFA
   17 YEARS EXPERIENCE

    SUNNY F. OMMANNEY
   10 YEARS EXPERIENCE

      ROSE HAN PARK
   16 YEARS EXPERIENCE

   AYAKO YOSHIOKA, CFA
   10 YEARS EXPERIENCE


INVESTMENT RESULTS
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDING 10/31/07

                                                                        SINCE
                                           1 YEAR  3 YEARS* 5 YEARS*  INCEPTION*
PIC Flexible Growth Fund - Class I
  (Inception March 31, 1999)               28.55%   18.60%   17.24%   10.08%
Russell 1000(R) Growth Index               19.23%   12.87%   12.61%    0.33%
Total Annual Fund Operating Expenses - 4.75%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY CALLING 1-800-618-7643. PERFORMANCE DATA SHOWN DOES NOT REFLECT THE 1% REDEMPTION FEE IMPOSED ON SHARES HELD LESS THAN 30 DAYS. IF IT DID, TOTAL RETURNS WOULD BE REDUCED.

---------------
   * Average Annual Total Return represents the average change in account value over the periods indicated. Returns reflect the reinvestments of dividends and capital gain distributions. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions, or redemption of Fund shares.

     Fee waivers are in effect. In the absence of fee waivers, returns would be reduced.

     The Russell 1000(R) Growth Index measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values. Indices do not incur expenses and are not available for investment.

     RISKS: FOREIGN SECURITIES TYPICALLY INVOLVE GREATER VOLATILITY AND POLITICAL, ECONOMIC AND CURRENCY RISKS AND DIFFERENCES IN ACCOUNTING METHODS THAN DOMESTIC SECURITIES. SMALL- AND MEDIUM CAPITALIZATION COMPANIES TEND TO HAVE LIMITED LIQUIDITY AND GREATER PRICE VOLATILITY THAN LARGE-CAPITALIZATION COMPANIES.

           PROVIDENT INVESTMENT COUNSEL FLEXIBLE GROWTH FUND, CLASS I
================================================================================

TEN LARGEST EQUITY HOLDINGS
--------------------------------------------------------------------------------
                        % OF
SECURITY              NET ASSETS   VALUE($)  DESCRIPTION
--------------------------------------------------------------------------------

APPLE, INC.              7.09%      122,518   Manufactures desktop and laptop
                                              computers, peripherals,
                                              network devices and digital music
                                              players.

MONSANTO CO.             4.92%       84,938   Provides crop protection products,
                                              animal agricultural products,
                                              herbicides and seeds to farmers
                                              worldwide.

PRAXAIR, INC.            4.08%       70,521   Manufactures atmospheric gases,
                                              process gases and industrial gas
                                              production equipment for the
                                              health care, petroleum,
                                              computer-chip, fiber-optics,
                                              aerospace, chemicals and water
                                              treatment markets.

SCHLUMBERGER LTD.        3.83%       66,150   Provides technology services,
                                              project management, and
                                              information solutions to the
                                              international oil and gas
                                              industries.

CISCO SYSTEMS, INC.      3.81%       65,789   Manufactures switches, routers and
                                              other networking and
                                              communications hardware for
                                              business and home applications.

RESEARCH IN MOTION LTD.  3.78%       65,368   Manufactures Blackberry and other
                                              wireless handheld devices for the
                                              mobile communications market.

GOOGLE, INC. - CLASS A   3.64%       62,923   Provides online search, targeted
                                              advertising and other internet
                                              content services via Google.com
                                              for personal and commercial use.

GILEAD SCIENCES, INC.    3.17%       54,735   Develops therapeutics to care for
                                              patients with life-threatening
                                              diseases. Research and clinical
                                              programs are focused on
                                              anti-infectives, including
                                              anti-virals and anti-fungals.

SCHERING-PLOUGH CORP.    3.03%       52,342   Develops branded prescription
                                              drugs for the treatment of
                                              arthritis, allergies, hepatitis C
                                              and other conditions.

CVS CORP.                3.00%       51,795   Operates over 5,400 CVS retail and
                                              specialty drugstores in 37 states
                                              and Washington, D.C.
--------------------------------------------------------------------------------

SECTOR ALLOCATION
--------------------------------------------------------------------------------
AS OF 10/31/07
                                                                   % OF
                                                             TOTAL INVESTMENTS
                            Information Technology                33.2%
                            Energy                                12.7%
                            Materials                             12.1%
                            Industrials                           12.1%
PIE CHART OMITTED           Health Care                           11.3%
                            Telecommunication Services             5.1%
                            Consumer Discretionary                 3.7%
                            Financials                             3.6%
                            Consumer Staples                       2.9%
                            Money Market Investments               3.3%

Fund holdings are subject to change and are not recommendations to buy or sell any security. Please see the Schedule of Investments for complete fund holdings.

           PROVIDENT INVESTMENT COUNSEL FLEXIBLE GROWTH FUND, CLASS I
================================================================================

STRATEGIC VIEW
--------------------------------------------------------------------------------

Since the summer of 2007, the credit led-liquidity crisis that struck the equity markets around the world prompted the Fed to take action in order to avert a credit-induced economic slowdown. The result was that the equity markets bounced significantly off the bottom as the Fed's move not only provided some liquidity but also some comfort that the Fed was there to bail out over-levered market participants. The Fed action wasn't all positive as the dollar has had a negative reaction, falling even further against major world currencies. While positive for globally exposed companies, a weaker dollar adds to inflationary pressures.

Access to credit has tightened over the past few months, which is negative for the economy in the short run but potentially positive in the intermediate and long run. Risk premiums across all asset classes had collapsed, creating unsustainable pricing bubbles in various markets, including M&A and residential real estate. A re-pricing of credit to more accurately reflect the underlying risk should be much healthier for the markets, and especially for lenders. We feel there will be continued fall out amongst lenders, which should be followed by an improved lending environment as the economy continues its growth trajectory.

We have been maintaining an outlook which assumes a mid-cycle slowdown in U.S. GDP. We see no reason to change our view at this time although we acknowledge that the risk of recession has increased during the past couple months. Credit default issues, housing concerns, and tighter lending standards will most likely continue to create a drag on the U.S. economy; however, global demand still appears robust. The weaker dollar benefits domestic companies with an export focused business model. Our portfolio companies have this international bias, especially those in the industrial, material and technology areas, which combined represent more than half of the portfolio weighting.

--------------
     Russell Investment Group is the source and owner of the Russell Index data contained or reflected in this material and all trademarks and copyrights related thereto. The presentation may contain confidential information and unauthorized use, disclosure, copying, dissemination or redistribution is strictly prohibited. This is a presentation of Provident Investment Counsel. Russell Investment Group is not responsible for the formatting or configuration of this material or for any inaccuracy in Provident's presentation thereof.

     The information provided represents the opinion of Provident Investment Counsel and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

     MUTUAL FUND INVESTING INVOLVES RISK. PRINCIPAL LOSS IS POSSIBLE. FOREIGN SECURITIES TYPICALLY INVOLVE GREATER VOLATILITY AND POLITICAL, ECONOMIC AND CURRENCY RISKS AND DIFFERENCES IN ACCOUNTING METHODS THAN DOMESTIC SECURITIES. SMALL AND MEDIUM CAPITALIZATION COMPANIES TEND TO HAVE LIMITED LIQUIDITY AND GREATER PRICE VOLATILITY THAN LARGE CAPITALIZATION COMPANIES. GROWTH STOCKS TYPICALLY ARE MORE VOLATILE THAN VALUE STOCKS; HOWEVER, VALUE STOCKS HAVE A LOWER EXPECTED GROWTH RATE IN EARNINGS AND SALES.

     The Russell 1000(R) Index measures the performance of the 1,000 largest companies in thE Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. The Russell 2000(R) Index consists of the smallest 2,000 companies in a group of 3,000 U.S. companies in the Russell 3000(R) Index, as ranked by market capitalization. The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. You cannot invest directly in an index.

     For a complete listing of portfolio holdings, please refer to pages 12-16.

                    PROVIDENT INVESTMENT COUNSEL MUTUAL FUNDS
================================================================================

INFORMATION ABOUT YOUR FUNDS' EXPENSES at October 31, 2007 (Unaudited)
--------------------------------------------------------------------------------

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees; if any; and (2) ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, May 1, 2007 -October 31, 2007.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. The example below includes, but is not limited to, management fees, distribution and shareholder servicing fees, fund accounting, custody and transfer agent fees. However, the Example below does not include portfolio trading commissions and related expenses. In addition, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds' transfer agent. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                EXPENSES
                                                                  PAID
                                       BEGINNING     ENDING      DURING
                                        ACCOUNT      ACCOUNT     PERIOD* ANNUALIZED
                                         VALUE        VALUE      5/1/07-  EXPENSE
ACTUAL                                  5/1/07      10/31/07    10/31/07   RATIO**
------                                  ------      --------    --------   -------
Small Cap Growth Fund - Class I      $ 1,000.00    $ 1,169.20    $ 5.47     1.00%
Flexible Growth Fund - Class I         1,000.00      1,169.70      5.20     0.95%
HYPOTHETICAL (5% ANNUAL
  RETURN BEFORE EXPENSES)
-------------------------
Small Cap Growth Fund - Class I      $ 1,000.00    $ 1,020.16    $ 5.09     1.00%
Flexible Growth Fund - Class I         1,000.00      1,020.42      4.84     0.95%

---------
  *  Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 (days in most recent fiscal half-year)/365 days (to reflect the one-half year period).
  ** Provident Investment Counsel, Inc. has agreed to waive fees and/or reimburse fund expenses so that the total annual operating expenses are limited to 1.00% for Small Cap Growth Fund - Class I and 0.95% for
     Flexible Growth Fund - Class I.

                            PIC SMALL CAP GROWTH FUND
================================================================================
SCHEDULE OF INVESTMENTS at October 31, 2007
--------------------------------------------------------------------------------

SHARES                                                                  VALUE
--------------------------------------------------------------------------------
COMMON STOCKS: 97.28%
AEROSPACE & DEFENSE: 0.72%
      5,209    AAR Corp. * ......................................    $   166,948
                                                                     -----------
ALTERNATIVE CARRIERS: 2.36%
     14,196    Cogent Communications Group, Inc. * ..............        392,945
     11,300    PAETEC Holding Corp. * ...........................        151,985
                                                                     -----------
                                                                         544,930
                                                                     -----------
APPAREL RETAIL: 1.04%
      5,797    DSW, Inc. - Class A * ............................        130,432
      2,616    Zumiez, Inc. * ...................................        109,506
                                                                     -----------
                                                                         239,938
                                                                     -----------
APPAREL, ACCESSORIES & LUXURY GOODS: 0.37%
      2,900    Volcom, Inc. * ...................................         84,825
                                                                     -----------

APPLICATION SOFTWARE: 2.72%
     10,666    Nuance Communications, Inc.* .....................        235,825
      9,900    PROS Holdings, Inc. * ............................        178,002
      6,156    Ultimate Software Group, Inc.* ...................        212,444
                                                                     -----------
                                                                         626,271
                                                                     -----------

BIOTECHNOLOGY: 3.31%
      9,430    BioMarin Pharmaceuticals, Inc.* ..................        261,494
      3,650    LifeCell Corp. - Class I * .......................        160,819
      5,790    Pharmion Corp. * .................................        278,615
      5,440    Senomyx, Inc. * ..................................         62,886
                                                                     -----------
                                                                         763,814
                                                                     -----------

CASINOS & GAMING: 1.94%
      8,644    Pinnacle Entertainment, Inc. * ...................        252,405
      5,644    WMS Industries, Inc. * ...........................        195,677
                                                                     -----------
                                                                         448,082
                                                                     -----------
CATALOG RETAIL: 0.73%
      7,200    Gaiam, Inc. - Class A * ..........................        167,400
                                                                     -----------

COMMERCIAL PRINTING: 1.19%
     17,122    Innerworkings, Inc. * ............................        275,493
                                                                     -----------

COMMUNICATIONS EQUIPMENT: 1.33%
      9,100    Comtech Group, Inc. * ............................        195,741
      3,084    F5 Networks, Inc. * ..............................        111,116
                                                                     -----------
                                                                         306,857
                                                                     -----------
COMPUTER HARDWARE: 0.84%
      7,400    Stratasys, Inc. * ................................        192,622
                                                                     -----------

COMPUTER STORAGE & PERIPHERALS: 1.77%
      8,972    NovAtel, Inc. * ..................................        233,272
      3,200    Synaptics, Inc. * ................................        173,920
                                                                     -----------
                                                                         407,192
                                                                     -----------

CONSTRUCTION & ENGINEERING: 2.17%
      4,906    Granite Construction, Inc. .......................        210,075
      6,500    KHD Humboldt Wedag International Ltd. *# .........        291,330
                                                                     -----------
                                                                         501,405
                                                                     -----------

DATA PROCESSING & OUTSOURCED SERVICES: 4.21%
     12,350    CyberSource Corp. * ..............................        201,923
      9,654    ExlService Holdings, Inc. * ......................        260,658
      3,050    Neustar, Inc. - Class A * ........................        104,310
      8,190    VeriFone Holdings, Inc. * ........................        404,832
                                                                     -----------
                                                                         971,723
                                                                     -----------

DIVERSIFIED COMMERCIAL & PROFESSIONAL SERVICES: 2.42%
      1,432    Advisory Board Co. * .............................         91,949
      3,420    Huron Consulting Group, Inc.* ....................        238,990
      3,044    Ritchie Bros. Auctioneers, Inc.# .................        227,783
                                                                     -----------
                                                                         558,722
                                                                     -----------

DIVERSIFIED METALS & MINING: 2.06%
      8,400    Horsehead Holding Corp. * ........................        191,520
      3,638    RTI International Metals, Inc. * .................        284,419
                                                                     -----------
                                                                         475,939
                                                                     -----------

DIVERSIFIED REIT'S: 0.00%
      5,400    SWA REIT Ltd. *# .................................           --
                                                                     -----------

EDUCATION SERVICES: 0.91%
      1,120    Strayer Education, Inc. ..........................        208,835
                                                                     -----------

FERTILIZERS & AGRICULTURAL CHEMICALS: 2.29%
      6,000    CF Industries Holdings, Inc. .....................        527,400
                                                                     -----------

FOOTWEAR: 3.11%
      4,710    Crocs, Inc. * ....................................        352,073
     16,018    Iconix Brand Group, Inc. * .......................        366,011
                                                                     -----------
                                                                         718,084
                                                                     -----------

HEALTH CARE EQUIPMENT: 1.76%
      8,368    Meridian Bioscience, Inc. ........................        276,897
      5,900    TomoTherapy, Inc. * ..............................        129,033
                                                                     -----------
                                                                         405,930
                                                                     -----------

HEALTH CARE FACILITIES: 1.10%
      5,497    VCA Antech, Inc. * ...............................        253,137
                                                                     -----------

HEALTH CARE SERVICES: 3.90%
      7,270    HealthExtras, Inc. * .............................        211,848
      1,952    Healthways, Inc. * ...............................        118,486
      8,000    HMS Holdings Corp. * .............................        227,760
      5,210    Pediatrix Medical Group, Inc.* ...................        341,255
                                                                     -----------
                                                                         899,349
                                                                     -----------

HEALTH CARE SUPPLIES: 1.12%
      4,700    Align Technology, Inc. * .........................         97,290
      1,500    Trans1, Inc. * ...................................         37,500
      3,000    West Pharmaceutical Services, Inc. ...............        124,020
                                                                     -----------
                                                                         258,810
                                                                     -----------

HEALTH CARE TECHNOLOGY: 1.01%
      8,824    Omnicell, Inc. * .................................        232,954
                                                                     -----------

HOME ENTERTAINMENT SOFTWARE: 1.88%
      7,900    Shanda Interactive Entertainment Ltd. - ADR* .....        311,023
      4,539    THQ, Inc. * ......................................        122,961
                                                                     -----------
                                                                         433,984
                                                                     -----------


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       12


                            PIC SMALL CAP GROWTH FUND
================================================================================
SCHEDULE OF INVESTMENTS at October 31, 2007 - (continued)
--------------------------------------------------------------------------------

SHARES                                                                  VALUE
--------------------------------------------------------------------------------
HOTELS, RESORTS & CRUISE LINES: 2.85%
      6,060    Ctrip.com International, Ltd. - ADR ..............    $   341,542
      7,152    Home Inns & Hotels Management, Inc. - ADR * ......        314,902
                                                                     -----------
                                                                         656,444
                                                                     -----------

HUMAN RESOURCE & EMPLOYMENT SERVICES: 0.40%
      4,077    Resources Connection, Inc. .......................         92,833
                                                                     -----------

HYPERMARKETS & SUPER CENTERS: 0.85%
      6,900    PriceSmart, Inc. .................................        196,236
                                                                     -----------
INDUSTRIAL MACHINERY: 4.38%
      9,465    Altra Holdings, Inc. * ...........................        153,806
      6,700    Barnes Group, Inc. ...............................        246,091
      3,700    Dynamic Materials Corp. ..........................        203,574
      3,231    RBC Bearings, Inc. * .............................        129,854
      5,850    Tennant Co. ......................................        275,886
                                                                     -----------
                                                                       1,009,211
                                                                     -----------

INTEGRATED TELECOMMUNICATION SERVICES: 0.90%
      5,291    Cbeyond Communications, Inc.* ....................        206,984
                                                                     -----------

INTERNET SOFTWARE & SERVICES: 10.54%
      5,400    China Fire & Security Group, Inc. * ..............         97,200
      4,556    Dealertrack Holdings, Inc. * .....................        223,654
      6,798    Equinix, Inc. * ..................................        793,055
      3,386    Liquidity Services, Inc. * .......................         42,088
      5,498    LoopNet, Inc. * ..................................        103,637
     10,008    Omniture, Inc. * .................................        341,873
      2,700    Sohu.com, Inc. * .................................        161,757
     10,240    Switch & Data Facilities Co. * ...................        201,523
      5,700    VistaPrint Ltd. *# ...............................        271,149
      5,400    Vocus, Inc. * ....................................        194,292
                                                                     -----------
                                                                       2,430,228
                                                                     -----------

INVESTMENT BANKING & BROKERAGE: 1.36%
      3,634    GFI Group, Inc. * ................................        313,687
                                                                     -----------

IT CONSULTING & OTHER SERVICES: 0.99%
      4,900    EnerNOC, Inc. * ..................................        228,340
                                                                     -----------

LEISURE FACILITIES: 1.82%
      6,922    Life Time Fitness, Inc. * ........................        419,750
                                                                     -----------

LEISURE PRODUCTS: 1.12%
     21,350    Smith & Wesson Holding Corp. * ...................        258,121
                                                                     -----------

MARINE: 2.03%
      7,954    Horizon Lines Inc. - Class A .....................        250,233
      6,800    Seaspan Corp. # ..................................        217,056
                                                                     -----------
                                                                         467,289
                                                                     -----------

OFFICE SERVICES & SUPPLIES: 0.88%
     10,600    Interface, Inc. - Class A ........................        202,778
                                                                     -----------
OIL & GAS EQUIPMENT & SERVICES: 1.86%
      1,602    Core Laboratories N.V. *# ........................        233,796
      3,382    W-H Energy Services, Inc. * ......................        194,668
                                                                     -----------
                                                                         428,464
                                                                     -----------
OIL & GAS EXPLORATION & PRODUCTION: 1.99%
      5,550    Arena Resources, Inc. * ..........................        202,630
      3,354    Bill Barrett Corp. * .............................        156,967
      4,800    Parallel Petroleum Corp. * .......................         98,256
                                                                     -----------
                                                                         457,853
                                                                     -----------
OIL & GAS REFINING & MARKETING: 0.81%
      8,200    CVR Energy, Inc. * ...............................        186,960
                                                                     -----------
PERSONAL PRODUCTS: 1.25%
     11,200    American Oriental Bioengineering, Inc. * .........        154,224
      1,802    Chattem, Inc. * ..................................        133,889
                                                                     -----------
                                                                         288,113
                                                                     -----------
PHARMACEUTICALS: 1.14%
     12,000    Obagi Medical Products, Inc. * ...................        262,080
                                                                     -----------

PROPERTY & CASUALTY INSURANCE: 1.47%
     11,254    Tower Group, Inc. ................................        339,758
                                                                     -----------

RESTAURANTS: 0.83%
      9,664    BJ's Restaurants, Inc. * .........................        191,251
                                                                     -----------

SEMICONDUCTOR EQUIPMENT: 0.73%
      4,324    FormFactor, Inc. * ...............................        169,112
                                                                     -----------

SEMICONDUCTORS: 4.37%
     23,800    ANADIGICS, Inc. * ................................        351,050
      5,100    Atheros Communications, Inc.* ....................        179,010
      8,100    Netlogic Microsystems, Inc. * ....................        268,920
      8,359    Silicon Motion Technology Corp. - ADR * ..........        208,975
                                                                     -----------
                                                                       1,007,955
                                                                     -----------

SPECIALIZED CONSUMER SERVICES: 0.59%
      2,520    Sotheby's ........................................        136,508
                                                                     -----------
SPECIALTY CHEMICALS: 0.71%
      3,100    OM Group, Inc. * .................................        164,238
                                                                     -----------
SPECIALTY STORES: 0.10%
        700    Ulta Salon Cosmetics & Fragrance, Inc. * .........         23,940
                                                                     -----------


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       13


                            PIC SMALL CAP GROWTH FUND
================================================================================
SCHEDULE OF INVESTMENTS at October 31, 2007 - (continued)
--------------------------------------------------------------------------------

SHARES                                                                  VALUE
--------------------------------------------------------------------------------
STEEL: 4.15%
      1,705    Carpenter Technology Corp. .......................    $   247,072
      9,300    Claymont Steel Holdings, Inc. * ..................        190,557
      3,300    Haynes International, Inc. * .....................        288,816
      3,500    Schnitzer Steel Industries, Inc. - Class A .......        231,245
                                                                     -----------
                                                                         957,690
                                                                     -----------
SYSTEMS SOFTWARE: 0.42%
      1,350    Micros Systems, Inc. * ...........................         96,957
                                                                     -----------
TRADING COMPANIES & DISTRIBUTORS: 1.82%
      6,075    Houston Wire & Cable Co. .........................        106,738
      9,868    UAP Holding Corp. ................................        314,098
                                                                     -----------
                                                                         420,836
                                                                     -----------

WIRELESS TELECOMMUNICATION SERVICES: 0.66%
      1,530    SBA Communications Corp. * .......................         54,468
      8,000    Virgin Mobile USA, Inc. - Class A * ..............         97,200
                                                                     -----------
                                                                         151,668
                                                                     -----------
TOTAL COMMON STOCKS
               (Cost $15,283,644) ...............................     22,435,928
                                                                     -----------



MONEY MARKET INVESTMENTS: 1.30%
    150,004    SEI Daily Income Trust Government Fund ...........        150,004
    150,005    SEI Daily Income Trust Treasury Fund .............        150,005
                                                                     -----------
TOTAL MONEY MARKET INVESTMENTS
               (Cost $300,009) ..................................        300,009
                                                                     -----------
TOTAL INVESTMENTS IN SECURITIES
               (Cost $15,583,653): 98.58% .......................     22,735,937
               Other Assets in Excess of Liabilities: 1.42% .....        327,003
                                                                     -----------
               NET ASSETS: 100.0% ...............................    $23,062,940
                                                                     ===========
-----------
  *   Non-income producing security.
  #   U.S. traded security of a foreign issuer.
ADR - American Depositary Receipt.












THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.



                                       14


                           PIC FLEXIBLE GROWTH FUND
================================================================================

SCHEDULE OF INVESTMENTS at October 31, 2007
--------------------------------------------------------------------------------

SHARES                                                                  VALUE
--------------------------------------------------------------------------------
COMMON STOCKS: 99.04%
AEROSPACE & DEFENSE: 5.01%
        435   Boeing Co. ........................................   $    42,886
        585   Rockwell Collins, Inc. ............................        43,764
                                                                    -----------
                                                                         86,650
                                                                    -----------
APPAREL RETAIL: 0.85%
        185   Abercrombie & Fitch Co. - Class A .................        14,652
                                                                    -----------
APPLICATION SOFTWARE: 2.59%
        935   Adobe Systems, Inc. * .............................        44,786
                                                                    -----------
ASSET MANAGEMENT & CUSTODY BANKS: 3.67%
        778   Bank of New York Co., Inc. ........................        38,005
        395   T. Rowe Price Group, Inc. .........................        25,375
                                                                    -----------
                                                                         63,380
                                                                    -----------
BIOTECHNOLOGY: 3.17%
      1,185   Gilead Sciences, Inc. * ...........................        54,735
                                                                    -----------
CASINOS & GAMING: 2.98%
        562   MGM Mirage * ......................................        51,485
                                                                    -----------
COMMUNICATIONS EQUIPMENT: 7.59%
      1,990   Cisco Systems, Inc. * .............................        65,789
        525   Research In Motion Ltd. *# ........................        65,368
                                                                    -----------
                                                                        131,157
                                                                    -----------
COMPUTER HARDWARE: 9.71%
        645   Apple, Inc. * .....................................       122,518
        875   Hewlett-Packard Co. ...............................        45,220
                                                                    -----------
                                                                        167,738
                                                                    -----------
COMPUTER STORAGE & PERIPHERALS: 2.94%
      2,000   EMC Corp. * .......................................        50,780
                                                                    -----------
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS: 4.70%
        380   Cummins, Inc. .....................................        45,585
        230   Deere & Co. .......................................        35,627
                                                                    -----------
                                                                         81,212
                                                                    -----------
DRUG RETAIL: 3.00%
      1,240   CVS Corp. .........................................        51,795
                                                                    -----------
ELECTRONIC EQUIPMENT MANUFACTURERS: 2.52%
        345   SunPower Corp. - Class A * ........................        43,629
                                                                    -----------
FERTILIZERS & AGRICULTURAL CHEMICALS: 6.55%
        870   Monsanto Co. ......................................        84,938
        230   Potash Corp. of Saskatchewan, Inc. # ..............        28,249
                                                                    -----------
                                                                        113,187
                                                                    -----------

HEALTH CARE EQUIPMENT: 2.08%
        110   Intuitive Surgical, Inc. * ........................        35,956
                                                                    -----------
HEALTH CARE SUPPLIES: 1.07%
        445   DENTSPLY International, Inc. ......................        18,459
                                                                    -----------
HEALTH CARE TECHNOLOGY: 2.19%
        635   Cerner Corp. * ....................................        37,821
                                                                    -----------
INDUSTRIAL CONGLOMERATES: 2.65%
        750   McDermott International, Inc. *# ..................        45,795
                                                                    -----------
INDUSTRIAL GASES: 4.08%
        825   Praxair, Inc. .....................................        70,521
                                                                    -----------
INTEGRATED OIL & GAS: 2.24%
        420   Exxon Mobil Corp. .................................        38,636
                                                                    -----------
INTERNET SOFTWARE & SERVICES: 3.64%
         89   Google, Inc. - Class A * ..........................        62,923
                                                                    -----------
OIL & GAS EQUIPMENT & SERVICES: 3.83%
        685   Schlumberger Ltd. # ...............................        66,150
                                                                    -----------
OIL & GAS EXPLORATION & PRODUCTION: 2.87%
        245   EnCana Corp. # ....................................        17,076
        630   Southwestern Energy Co. * .........................        32,590
                                                                    -----------
                                                                         49,666
                                                                    -----------
OIL & GAS REFINING & MARKETING & TRANSPORTATION: 1.90%
        465   Valero Energy Corp. ...............................        32,750
                                                                    -----------
OIL, GAS & CONSUMABLE FUELS: 2.16%
        760   Cameco Corp. # ....................................        37,278
                                                                    -----------
PHARMACEUTICALS: 3.03%
      1,715   Schering-Plough Corp. .............................        52,342
                                                                    -----------
SEMICONDUCTORS: 2.32%
      1,135   NVIDIA Corp. * ....................................        40,156
                                                                    -----------
STEEL: 1.77%
        300   Allegheny Technologies, Inc. ......................        30,651
                                                                    -----------
SYSTEMS SOFTWARE - 2.68%
      1,610   Oracle Corp. * ....................................        35,694
         85   VMware, Inc. - Class A * ..........................        10,610
                                                                    -----------
                                                                         46,304
                                                                    -----------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.



                                       15



                           PIC FLEXIBLE GROWTH FUND
================================================================================

SCHEDULE OF INVESTMENTS at October 31, 2007 (continued)
--------------------------------------------------------------------------------

SHARES                                                                  VALUE
--------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES - 5.25%
        905   American Tower Corp. - Class A * ..................   $    39,983
              875 NII Holdings, Inc. - Class B * ................        50,750
                                                                    -----------
                                                                         90,733
                                                                    -----------
TOTAL COMMON STOCKS
              (Cost $1,220,053) .................................     1,711,327
                                                                    -----------
MONEY MARKET INVESTMENTS: 3.33%
     28,741   SEI Daily Income Trust Government Fund ............        28,741
     28,742   SEI Daily Income Trust Treasury Fund ..............        28,742
                                                                    -----------
TOTAL MONEY MARKET INVESTMENTS
              (Cost $57,483) ....................................        57,483
                                                                    -----------
TOTAL INVESTMENTS IN SECURITIES
              (Cost $1,277,536) - 102.37% .......................     1,768,810
              Liabilities in Excess of Other Assets - (2.37)% ...       (40,973)
                                                                    -----------
              NET ASSETS: 100.0% ................................   $ 1,727,837
                                                                    ===========

* Non-income producing security.
# U.S. traded security of a foreign issuer.







THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       16


                      STATEMENTS OF ASSETS AND LIABILITIES
================================================================================

October 31, 2007
--------------------------------------------------------------------------------
                                                       PIC               PIC
                                                     SMALL CAP         FLEXIBLE
                                                    GROWTH FUND      GROWTH FUND
--------------------------------------------------------------------------------
ASSETS:
  Investments at cost ..........................   $ 15,583,653    $  1,277,536
                                                   ============    ============
  Investments at value .........................   $ 22,735,937    $  1,768,810
  Receivables:
    Investments sold ...........................        788,989           7,139
    Fund shares sold ...........................         29,804            --
    Due from Advisor (Note 3) ..................           --            10,258
    Dividends and interest .....................          4,953             511
  Prepaid expenses .............................         12,954           4,057
                                                   ------------    ------------
      Total assets .............................     23,572,637       1,790,775
                                                   ------------    ------------

LIABILITIES:
  Payables:
    Investments purchased ......................        396,939          30,612
    Fund shares redeemed .......................         40,031            --
    Audit fees .................................         17,300          17,300
    Deferred trustees' compensation
      (Note 3) .................................         14,210           3,557
    Management fees ............................          6,733            --
    Custody fees ...............................          6,602             724
    Transfer agent fees and expenses ...........          6,525           2,826
    Fund accounting fees .......................          5,872           4,374
    Administration fees ........................          3,850           2,548
    Chief Compliance Officer fee ...............          1,258              81
  Accrued expenses .............................         10,377             916
                                                   ------------    ------------
      Total liabilities ........................        509,697          62,938
                                                   ------------    ------------

NET ASSETS .....................................   $ 23,062,940    $  1,727,837
                                                   ============    ============

NET ASSETS CONSIST OF:
  Capital (capital stock and paid-in capital) ..   $  8,468,783    $  3,331,858
  Accumulated net investment loss ..............        (14,210)         (3,557)
  Accumulated net realized gain
    (loss) from investment transactions ........      7,456,083      (2,091,738)
  Net unrealized appreciation on investments ...      7,152,284         491,274
                                                   ------------    ------------
NET ASSETS .....................................   $ 23,062,940    $  1,727,837
                                                   ============    ============

NET ASSET VALUE, OFFERING PRICE
AND REDEMPTION PRICE PER SHARE:
CLASS I SHARES:
  Net assets ...................................   $ 23,062,940    $  1,727,837
  Shares outstanding (unlimited number
    of shares authorized, par value $0.01) .....      1,008,301          60,717
NET ASSET VALUE, OFFERING PRICE AND
  REDEMPTION PRICE PER SHARE ...................   $      22.87    $      28.46
                                                   ============    ============









THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                            STATEMENTS OF OPERATIONS
================================================================================
For the Year Ended October 31, 2007
--------------------------------------------------------------------------------
                                                        PIC             PIC
                                                      SMALL CAP       FLEXIBLE
                                                    GROWTH FUND     GROWTH FUND
--------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends (net of foreign withholding
    taxes of $296 and $37, respectively) .......   $    140,442    $      8,641
  Interest .....................................         96,787           1,255
  Other income .................................         81,409            --
                                                   ------------    ------------
    Total investment income ....................        318,638           9,896
                                                   ------------    ------------

EXPENSES:
  Management fees (Note 3) .....................        486,024          11,713
  Administration fees (Note 3) .................        104,643          29,999
  Transfer agent fees and expenses (Note 3) ....         47,067          18,730
  Fund accounting fees (Note 3) ................         43,643          26,776
  Custody fees (Note 3) ........................         33,671           6,905
  Registration expense .........................         29,246          11,700
  Reports to shareholders ......................         27,138             961
  Audit fees ...................................         18,291          17,308
  Legal fees ...................................         16,621           6,358
  Distribution and service fees
    (Notes 4 and 5):
    Class A ....................................         14,930            --
  Insurance expense ............................          9,205           4,795
  Trustees fees (Note 3) .......................          8,362           6,153
  Chief Compliance Officer fee (Note 3) ........          7,590             336
  Other expenses ...............................          7,844           2,394
                                                   ------------    ------------
    Total expenses .............................        854,275         144,128
    Expenses waived and reimbursed
      by Advisor (Note 3) ......................       (231,797)       (128,232)
                                                   ------------    ------------
    Net expenses ...............................        622,478          15,896
                                                   ------------    ------------
      Net investment loss ......................       (303,840)         (6,000)
                                                   ------------    ------------

NET REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS:
  Net realized gain from investment transactions     14,875,952         216,027
  Net realized gain from in-kind redemption
    (Note 2) ...................................     20,766,575            --
  Net unrealized appreciation (depreciation)
    during the year on investments .............    (21,221,847)        214,475
                                                   ------------    ------------
  Net realized and unrealized gain
    on investments .............................     14,420,680         430,502
                                                   ------------    ------------
  NET INCREASE IN NET ASSETS RESULTING
    FROM OPERATIONS ............................   $ 14,116,840    $    424,502
                                                   ============    ============


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                           STATEMENTS OF CHANGES IN NET ASSETS
=====================================================================================


--------------------------------------------------------------------------------------
                                                              PIC SMALL CAP
                                                               GROWTH FUND
                                                      Year Ended         Year Ended
                                                  October 31, 2007    October 31, 2006
--------------------------------------------------------------------------------------
OPERATIONS:
  Net investment loss ..........................   $    (303,840)      $    (971,327)
  Net realized gain from investment transactions      14,875,952          26,265,183
  Net realized gain from in-kind redemption ....      20,766,575                --
  Net unrealized depreciation during the
    year on investments ........................     (21,221,847)        (10,930,047)
                                                   -------------       -------------
    Net increase in net assets resulting
      from operations ..........................      14,116,840          14,363,809
                                                   -------------       -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net realized gain from investment transactions
    Class A ....................................        (479,684)               --
    Class I ....................................      (5,103,169)               --
                                                   -------------       -------------
      Total distributions to shareholders ......      (5,582,853)               --
                                                   -------------       -------------

CAPITAL SHARE TRANSACTIONS:
  Class A:
    Shares sold ................................         854,783           4,147,422
    Shares issued on reinvestment
      of distributions .........................         444,602                --
    Shares repurchased .........................     (10,205,826)        (29,935,050)
    Redemption fees ............................           1,908                 346
                                                   -------------       -------------
      Net decrease from Class A capital
        share transactions .....................      (8,904,533)        (25,787,282)
                                                   -------------       -------------
  Class I:
    Shares sold ................................      16,953,256          39,220,845
    Shares issued on reinvestment
      of distributions .........................       5,103,169                --
    Shares repurchased .........................    (118,154,313)        (63,103,619)
    Redemption fees ............................             419                 650
                                                   -------------       -------------
      Net decrease from Class I capital
        share transactions .....................     (96,097,469)        (23,882,124)
                                                   -------------       -------------

        Total decrease in net assets from
            capital share transactions .........    (105,002,002)        (49,669,406)
                                                   -------------       -------------

  Total decrease in net assets .................     (96,468,015)        (35,305,597)
                                                   -------------       -------------

NET ASSETS:
  Beginning of year ............................     119,530,955         154,836,552
                                                   -------------       -------------
  End of year ..................................   $  23,062,940       $ 119,530,955
                                                   =============       =============
  Undistributed net investment
    loss at end of year ........................   $     (14,210)      $    (224,212)
                                                   =============       =============

FUND SHARE TRANSACTIONS:
  Class A:
    Shares sold ................................          50,761             250,235
    Shares issued on reinvestment
      of distributions .........................          27,546                --
    Shares repurchased .........................        (578,784)         (1,897,926)
                                                   -------------       -------------
      Net decrease in Class A fund shares ......        (500,477)         (1,647,691)
                                                   =============       =============
  Class I:
    Shares sold ................................         868,526           2,125,326
    Shares issued on reinvestment
      of distributions .........................         281,321                --
    Shares repurchased .........................      (6,176,383)         (3,545,455)
                                                   -------------       -------------
      Net decrease in Class I fund shares ......      (5,026,536)         (1,420,129)
                                                   =============       =============



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

======================================================================================
                          STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------------
                                                              PIC FLEXIBLE
                                                               GROWTH FUND
                                                      Year Ended         Year Ended
                                                   October 31, 2007   October 31, 2006
--------------------------------------------------------------------------------------
OPERATIONS:
  Net investment loss ............................   $    (6,000)       $    (7,901)
  Net realized gain from investment transactions .       216,027            423,431
  Net unrealized appreciation (depreciation)
    during the year on investments ...............       214,475           (242,954)
                                                     -----------        -----------
    Net increase in net assets resulting
      from operations ............................       424,502            172,576
                                                     -----------        -----------
CAPITAL SHARE TRANSACTIONS:
  Class I:
    Shares sold ..................................        11,000            154,282
    Shares repurchased ...........................      (809,878)        (1,369,843)
                                                     -----------        -----------
      Net decrease from Class I capital
        share transactions .......................      (798,878)        (1,215,561)
                                                     -----------        -----------
  Total decrease in net assets ...................      (374,376)        (1,042,985)
                                                     -----------        -----------
NET ASSETS:
  Beginning of year ..............................     2,102,213          3,145,198
                                                     -----------        -----------
  End of year ....................................   $ 1,727,837        $ 2,102,213
                                                     ===========        ===========
  Undistributed net investment loss
    at end of year ...............................   $    (3,557)       $    (6,810)
                                                     ===========        ===========
FUND SHARE TRANSACTIONS:
  Class I:
    Shares sold ..................................           456              6,951
    Shares repurchased ...........................       (34,692)           (66,629)
                                                     -----------        -----------
      Net decrease in Class I fund shares ........       (34,236)           (59,678)
                                                     ===========        ===========












THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                              FINANCIAL HIGHLIGHTS
================================================================================================================
                                            PIC SMALL CAP GROWTH FUND
----------------------------------------------------------------------------------------------------------------
                                  FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                                         CLASS I
                                               -----------------------------------------------------------------
                                                 FOR THE        FOR THE      FOR THE      FOR THE      FOR THE
                                                YEAR ENDED    YEAR ENDED    YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                OCTOBER 31,   OCTOBER 31,  OCTOBER 31,  OCTOBER 31,  OCTOBER 31,
                                                   2007          2006         2005         2004+         2003
                                               ---------    ----------    ----------    ----------    ----------
PER SHARE DATA
Net asset value per share, beginning of year   $   18.44    $    16.49    $    15.13    $    15.38    $    10.58
Income from investment operations:
  Net investment loss ......................       (0.12)^       (0.12)^       (0.13)^       (0.14)        (0.08)
  Net realized gains (losses) and
    change in unrealized
    appreciation or depreciation
    on investments .........................        5.51          2.07          1.49         (0.11)         4.88
                                               ---------    ----------    ----------    ----------    ----------
    Total income (loss) from investment
      operations ...........................        5.39          1.95          1.36         (0.25)         4.80
                                               ---------    ----------    ----------    ----------    ----------
Redemption fees retained ...................        0.00#^        0.00#^        0.00#^        0.00#         --
                                               ---------    ----------    ----------    ----------    ----------
DISTRIBUTIONS
  From net realized gains ..................       (0.96)         --            --            --            --
                                               ---------    ----------    ----------    ----------    ----------
Net asset value per share, end of year .....   $   22.87    $    18.44    $    16.49    $    15.13    $    15.38
                                               =========    ==========    ==========    ==========    ==========
Total return ...............................       30.56%        11.83%         8.99%        (1.63%)       45.37%

RATIOS/SUPPLEMENTAL DATA:
  Net assets (dollars in millions),
    end of year ............................   $    23.1    $    111.3    $    122.9    $    217.0    $    249.5
  Ratio of expenses to average net assets:
    Before expense reimbursement ...........        1.38%         1.18%         1.07%         0.99%         1.38%
    After expense reimbursement ............        1.00%         1.00%         1.00%         0.99%         1.00%
  Ratio of net investment loss to
    average net assets:
    Before expense reimbursement ...........       (0.99%)       (0.85%)       (0.88%)       (0.86%)       (1.16%)
    After expense reimbursement ............       (0.61%)       (0.67%)       (0.81%)       (0.86%)       (0.78%)
Portfolio turnover rate ....................       93.78%        86.97%        59.58%        99.08%       106.81%

------
   +  On December 19, 2003, the PIC Funds re-organized from a master feeder structure and merged into separate series of the Advisors Series Trust. The historical data shown reflects the operations of each respective predecessor PIC Feeder Fund.
   ^  Per share numbers have been calculated using the average shares method.
   #  Amount is less than $0.01.




THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                                 FINANCIAL HIGHLIGHTS
=====================================================================================================================
                                               PIC FLEXIBLE GROWTH FUND
---------------------------------------------------------------------------------------------------------------------
                                    FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                                                CLASS I
                                                      ---------------------------------------------------------------
                                                        FOR THE      FOR THE     FOR THE      FOR THE      FOR THE
                                                      YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                      OCTOBER 31,  OCTOBER 31,  OCTOBER 31,  OCTOBER 31,  OCTOBER 31,
                                                          2007       2006          2005        2004*+       2003*
                                                      ---------    --------   ---------     ----------   ----------
PER SHARE DATA
Net asset value per share,
  beginning of year ..............................    $   22.14   $   20.34   $   17.06   $    17.62   $    12.85
Income from investment operations:
  Net investment loss ............................        (0.09)^     (0.10)      (0.05)       (0.26)       (0.29)
  Net realized gains (losses) and
    change in unrealized appreciation
    or depreciation on investments ...............         6.41        1.90        3.33        (0.30)        5.06
                                                      ---------    --------   ---------   ----------   ----------
    Total income (loss) from
      investment operations ......................         6.32        1.80        3.28        (0.56)        4.77
                                                      ---------    --------   ---------   ----------   ----------
Redemption fees retained .........................         --          --          --           0.00#        --
                                                      ---------    --------   ---------   ----------   ----------

Net asset value per share, end of year ...........    $   28.46   $   22.14   $   20.34   $    17.06   $    17.62
                                                      =========   =========   =========   ==========   ==========

Total return .....................................        28.55%       8.85%      19.23%       (3.18%)      37.12%

RATIOS/SUPPLEMENTAL DATA:
  Net assets (dollars in millions),
    end of year ..................................    $     1.7   $     2.1   $     3.1   $      2.5   $      3.7
  Ratio of expenses to average net assets:
    Before expense reimbursement .................         8.62%       4.73%       4.86%        7.24%       10.38%
    After expense reimbursement ..................         0.95%       0.95%       0.97%        1.55%        2.14%
  Ratio of net investment loss to
    average net assets:
    Before expense reimbursement .................        (8.03%)     (4.05%)     (4.18%)      (6.94%)     (10.11%)
    After expense reimbursement ..................        (0.36%)     (0.27%)     (0.29%)      (1.25%)      (1.87%)
Portfolio turnover rate ..........................        90.55%      75.96%      60.00%      171.99%      133.51%


--------------
   *  As of July 1, 2004, the PIC Mid Cap Growth Fund converted from Class B shares to PIC Flexible Growth Fund Class
      I shares.
   +  On December 19, 2003, the PIC Funds re-organized from a master feeder structure and merged into separate series of the Advisors Series Trust. The historical data shown reflects the operations of each respective predecessor
      PIC Feeder Fund.
   ^  Per share numbers have been calculated using the average shares method.
   #  Amount is less than $0.01.






THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                    PROVIDENT INVESTMENT COUNSEL MUTUAL FUNDS
================================================================================

NOTES TO FINANCIAL STATEMENTS at October 31, 2007
--------------------------------------------------------------------------------

1 - ORGANIZATION
The PIC Flexible Growth Fund (formerly PIC Mid Cap Fund) and PIC Small Cap Growth Fund are each a series of Advisors Series Trust ("the Trust") which is registered under the Investment Company Act of 1940 as an open-end management investment company. The PIC Small Cap Growth Fund - Class I commenced operations on September 30, 1993 and the PIC Small Cap Growth Fund - Class A commenced operations on February 3, 1997. The PIC Flexible Growth Fund commenced operations on March 31, 1999. On February 28, 2007, Provident Investment Counsel, Inc., the investment advisor to the PIC Small Cap Growth Fund (the "Fund") and the Board of Trustees of the Trust determined to close the Class A shares of the Fund on June 29, 2007 and convert such shares to Class I shares.

2 - SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

A. SECURITY VALUATION: The Funds' investments are carried at fair value. Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price ("NOCP"). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter ("OTC") securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent trade price. Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees. These procedures consider many factors, including the type of security, size of holding, trading volume, and news events. Short-term investments are valued at amortized cost, which approximates market value. Investments in other mutual funds are valued at their net asset value.

B. FEDERAL INCOME TAXES: It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. SECURITY TRANSACTIONS, DIVIDENDS AND DISTRIBUTIONS: Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differs from accounting principles generally accepted in the United States of America. To the extent these book/tax differences are permanent such amounts are reclassified within the capital accounts based on their Federal tax treatment. Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of shares based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

D. USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

E. SECURITIES LOANS: The Funds may temporarily loan securities to brokers, dealers or other financial institutions in exchange for a negotiated lender's fee. The loans are secured by cash or securities collateral at least equal, at all times, to the fair value of the securities loaned.

F. REDEMPTION FEES: The Funds charge a 1% redemption fee to shareholders who redeem shares held for less than 30 days. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

G. RECLASSIFICATION OF CAPITAL ACCOUNTS: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

                    PROVIDENT INVESTMENT COUNSEL MUTUAL FUNDS
================================================================================

NOTES TO FINANCIAL STATEMENTS at October 31, 2007 (continued)
--------------------------------------------------------------------------------

     For the year ended October 31, 2007, the Funds made the following reclassifications due to permanent book and tax differences:

                                   ACCUMULATED
                                   NET REALIZED
                               GAIN (LOSS) FROM     ACCUMULATED
                                  INVESTMENT      NET INVESTMENT     PAID-IN
FUND                             TRANSACTIONS         LOSS           CAPITAL
----                             ------------         ----           -------
PIC Small Cap Growth Fund          $ 513,842        $ (513,842)     $    --
PIC Flexible Growth Fund           $   9,253        $    --         $  (9,253)

H. IN-KIND REDEMPTION: During the year ended October 31, 2007, the PIC Small Cap Growth Fund realized $20,766,575 of net capital gains resulting from an in-kind redemption. A shareholder exchanged fund shares for securities held by the Fund rather than for cash. Because such gains are not taxable to the Fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains and losses to paid-in-capital. Such reclassification has no effect on the Fund's net assets.

I. NEW ACCOUNTING PRONOUNCEMENTS: On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Application of FIN 48 is required as of the date of the last Net Asset Value ("NAV") calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. The Fund will apply FIN 48 to all open tax years on the date of adoption, which is expected to be April 30, 2008. The Funds are currently evaluating the impact, if any, of applying the various provisions of FIN 48.

     In September 2006, FASB issued FASB Statement No. 157, "Fair Value Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Funds believe the adoption of SFAS 157 will have no material impact on its financial statements.

3 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
For the year ended October 31, 2007, Provident Investment Counsel, Inc. (the "Advisor"), an indirect, wholly owned subsidiary of Old Mutual PLC, provided the Funds with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, provides most of the personnel needed by each Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.80% based upon the average daily net assets of the PIC Small Cap Growth Fund, and 0.70% based upon the average daily net assets of the PIC Flexible Growth Fund. For the year ended October 31, 2007, the PIC Small Cap Growth Fund and the PIC Flexible Growth Fund incurred $486,024 and $11,713 in advisory fees, respectively.

The Funds are responsible for their own operating expenses. The Advisor has agreed to reduce fees payable to it by the Funds and/or to pay Fund operating expenses to the extent necessary to limit the Funds' aggregate annual operating expenses to 1.00% for the PIC Small Cap Growth Fund - Class I and 0.95% for the PIC Flexible Growth Fund. Any such reductions made by the Advisor in its fees or payment of expenses which are the Funds' obligation are subject to reimbursement by the Funds to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Funds' expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years. Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund's payment of current ordinary operating expenses.

For the year ended October 31, 2007, the Advisor reduced its fees and absorbed Fund expenses in the amount of $231,797 and $128,232 for the PIC Small Cap Growth Fund and the PIC Flexible Growth Fund, respectively.

                   PROVIDENT INVESTMENT COUNSEL MUTUAL FUNDS
================================================================================

NOTES TO FINANCIAL STATEMENTS at October 31, 2007 (continued)
--------------------------------------------------------------------------------

At October 31, 2007, the amount available for reimbursement to the Advisor by each Fund, is as follows:

            FUND                                          TOTAL
            ----                                          -----
            PIC Small Cap Growth Fund ...............  $  624,771
            PIC Flexible Growth Fund ................  $  351,282

At October 31, 2007, accumulative expenses subject to recapture for the Funds expire as follows:

                                               OCTOBER 31,
                                   -------------------------------------------
      FUND                           2008            2009              2010
      ----                           ----            ----              ----
      PIC Small Cap Growth Fund    $ 154,688       $238,286          $ 231,797
      PIC Flexible Growth Fund     $ 110,942       $112,108          $ 128,232

U.S. Bancorp Fund Services, LLC (the "Administrator") acts as the Funds' Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds' custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds' expenses and reviews the Funds' expense accruals. U.S. Bancorp Fund Services, LLC ("USBFS") also serves as the fund accountant and transfer agent to the Funds. U.S. Bank, N.A., an affiliate of USBFS, serves as the Funds' custodian. For the year ended October 31, 2007, the PIC Small Cap Growth Fund and the PIC Flexible Growth Fund incurred the following expenses for administration, fund accounting, transfer agency, and custody:

                                        PIC             PIC
                                     SMALL CAP        FLEXIBLE
                                    GROWTH FUND      GROWTH FUND
                                    -----------      -----------
      Administration .............   $ 104,643        $ 29,999
      Fund accounting ............      43,643          26,776
      Transfer agency ............      32,891          18,285
      Custody ....................      33,671           6,613

Quasar Distributors, LLC (the "Distributor") acts as the Funds' principal underwriter in a continuous public offering of the Funds' shares. The Distributor is an affiliate of the Administrator.

Certain officers of the Trust are also employees of the Administrator.

The PIC Investment Trust (previous Trust of the Funds) approved a Deferred Compensation Plan for its Trustees (the "Plan"). Trustees can elect to receive payment in cash or defer payments provided for in the Plan. If a Trustee elects to defer payment, the Plan provides for the creation of a deferred payment account (phantom share account). The phantom share account is marked to market on January 1 of each calendar year. The phantom share account balances were as follows on January 1, 2007:

            PIC Small Cap Growth Fund ..............  $ 14,210
            PIC Flexible Growth Fund ...............     3,557

For the year ended October 31, 2007, the PIC Small Cap Growth Fund and the PIC Flexible Growth Fund were allocated $7,590 and $336, respectively, of the Chief Compliance Officer fee.

4 - SHAREHOLDER SERVICING FEE
The PIC Small Cap Growth Fund - Class A had entered into a Shareholder Servicing Agreement with the Advisor under which the Fund paid servicing fees at an annual rate of 0.15% of the average daily net assets of the Fund. Payments to the Advisor under the Shareholder Servicing Agreement may reimburse the Advisor for payments it makes to selected brokers, dealers and administrators which have entered into Shareholder Servicing Agreements with the Advisor for services provided to shareholders of the Fund. The services provided by such intermediaries were primarily designed to assist shareholders of the Fund and included the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Fund in servicing such shareholders. Services provided by such intermediaries also included the provision of support services to the Fund and included establishing and maintaining shareholders' accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Fund, and providing such other personal services to shareholders as the Fund may reasonably request. For the year ended October 31, 2007, the PIC Small Cap Growth Fund - Class A incurred shareholder servicing fees of $5,816 under the agreement.

                   PROVIDENT INVESTMENT COUNSEL MUTUAL FUNDS
================================================================================

NOTES TO FINANCIAL STATEMENTS at October 31, 2007 (continued)
--------------------------------------------------------------------------------

5 - DISTRIBUTION COSTS
The PIC Small Cap Growth Fund - Class A had adopted a Distribution Plan pursuant to Rule 12b-1 (the "Plan"). The Plan permitted the Fund to pay for distribution and related expenses at an annual rate of up to 0.25% of the Fund's average daily net assets annually. The expenses covered by the Plan may have includes the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund. Payments made pursuant to the Plan will represent a compensation for distribution and service activities, not reimbursements for specific expenses incurred. Pursuant to a distribution coordination agreement adopted under the Plan, distribution fees were paid to the Advisor as "Distribution Coordinator". For the year ended October 31, 2007, the PIC Small Cap Growth Fund - Class A paid the Distribution Coordinator $9,114.

6 - PURCHASES AND SALES OF SECURITIES
For the year ended October 31, 2007, the cost of purchases and the proceeds from sales of securities, excluding short-term securities were:

                                            PURCHASES                SALES
                                            ---------                -----
      PIC Small Cap Growth Fund ........  $ 58,617,069         $  161,900,451
      PIC Flexible Growth Fund .........  $  1,503,537         $    2,304,664

7 - LINE OF CREDIT
The PIC Small Cap Growth Fund and the PIC Flexible Growth Fund have a line of credit in the amount of $11,000,000 and $150,000, respectively. These lines of credit are intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Funds' custodian, U.S. Bank, N.A. During the year ended October 31, 2007, the Funds did not draw upon the line of credit.

8 - INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment loss and realized and unrealized gains and losses differ for financial statement and tax purposes due to differing treatments of wash sale losses deferred, net operating losses, limitations on use of capital loss carryforwards, deferred trustees compensation, and Passive Foreign Investment Companies. The tax components of distributions paid during the years ended October 31, 2007 and October 31, 2006 are as follows:

                                              YEAR ENDED           YEAR ENDED
      PIC SMALL CAP GROWTH FUND            OCTOBER 31, 2007     OCTOBER 31, 2006
      -------------------------            ----------------     ----------------
      Long -term capital gains ...........  $  5,582,853             --

Ordinary income distributions may include dividends paid from short-term capital gains.

The Funds designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ended October 31, 2007.

As of October 31, 2007, the components of net assets on a tax basis were as follows:

                                                   PIC                 PIC
                                                 SMALL CAP           FLEXIBLE
                                                GROWTH FUND         GROWTH FUND
                                                -----------         -----------
    Cost of investments ....................   $ 15,648,869        $  1,277,536
                                               ============        ============
    Gross unrealized appreciation ..........   $  7,508,981        $    498,508
    Gross unrealized depreciation ..........       (421,913)             (7,234)
                                               ------------        ------------
    Net unrealized appreciation ............   $  7,087,068        $    491,274
                                               ============        ============
    Undistributed ordinary income ..........   $    952,255        $       --
    Undistributed long-term
      capital gain .........................     10,613,980                --
                                               ------------        ------------
    Total distributable earnings ...........   $ 11,566,235        $       --
                                               ============        ============
    Other accumulated gains (losses) .......   $ (4,059,146)       $ (2,095,295)
                                               ------------        ------------
    Total accumulated earnings (losses) ....   $ 14,594,157        $ (1,604,021)
                                               ============        ============

                   PROVIDENT INVESTMENT COUNSEL MUTUAL FUNDS
================================================================================

NOTES TO FINANCIAL STATEMENTS at October 31, 2007 (continued)
--------------------------------------------------------------------------------

At October 31, 2006, certain Funds had tax capital losses which may be carried over to offset future gains. Such losses expire as follows:


                                                     CAPITAL LOSSES EXPIRING IN:
                            ------------------------------------------------------------------------
                                2008           2009          2010           2011            TOTAL
                                ----           ----          ----           ----            -----
PIC Small Cap Growth Fund   $(1,453,905)   $(2,591,031)   $      --      $      --      $(4,044,936)
PIC Flexible Growth Fund           --       (1,505,949)      (381,989)      (203,800)    (2,091,738)

During the year ended October 31, 2007, the PIC Small Cap Growth Fund and the PIC Flexible Growth Fund utilized capital loss carryforwards of $2,022,468 and $215,025, respectively.

The carryforward loss for the PIC Small Cap Growth Fund was generated in connection with the reorganization of the Fund from a master-feeder structure on December 19, 2003, and is limited to $2,022,468 each year through 2009.

                    PROVIDENT INVESTMENT COUNSEL MUTUAL FUNDS
================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees
Advisors Series Trust and
Shareholders of:
PIC Small Cap Growth Fund
PIC Flexible Growth Fund


We have audited the accompanying statements of assets and liabilities of Provident Investment Counsel ("PIC") Small Cap Growth Fund and PIC Flexible Growth Fund, each a series of Advisors Series Trust (the "Trust"), including the schedules of investments, as of October 31, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended October 31, 2003 have been audited by other auditors, whose report dated December 18, 2003 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of PIC Small Cap Growth Fund and PIC Flexible Growth Fund as of October 31, 2007, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


                                                        TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
December 21, 2007

                    PROVIDENT INVESTMENT COUNSEL MUTUAL FUNDS
================================================================================

NOTICE TO SHAREHOLDERS at October 31, 2007 (Unaudited)
--------------------------------------------------------------------------------

HOW TO OBTAIN A COPY OF THE FUNDS' PROXY VOTING POLICIES
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling 1-800-618-7643 or on the U.S. Securities and Exchange Commission's website at http://www.sec.gov.

HOW TO OBTAIN A COPY OF THE FUNDS' PROXY VOTING RECORDS FOR THE 12-MONTH PERIOD ENDED JUNE 30, 2007
Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2007 is available without charge, upon request, by calling 1-800-618-7643. Furthermore, you can obtain the Funds' proxy voting records on the SEC's website at http://www.sec.gov.

QUARTERLY FILINGS ON FORM N-Q
The Funds file their complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the U.S. Securities and Exchange Commission's website at http://www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the U.S. Securities and Exchange Commission's Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Information included in the Funds' Forms N-Q is also available upon request by calling 1-800-618-7643.

                    PROVIDENT INVESTMENT COUNSEL MUTUAL FUNDS
================================================================================

INFORMATION ABOUT TRUSTEES AND OFFICERS at October 31, 2007 (Unaudited)
--------------------------------------------------------------------------------

This chart provides information about the Trustees and Officers who oversee your Funds. Officers elected by the Trustees manage the day-to-day operations of the Funds and execute policies formulated by the Trustees.

INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------
Name, Age
Address                                                        Number of
Position Held with Funds                       Trustee         Portfolios
Principal Occupation(s) and other              of Funds        Overseen in
Directorships during past five years           Since*          Fund Complex**
--------------------------------------------------------------------------------
WALTER E. AUCH, AGE 86                          1997                2
615 E. Michigan Street
Milwaukee, WI 53202
Trustee
Management Consultant, formerly Chairman,
CEO of Chicago Board Options Exchange and former President of Paine Webber.
Other Directorships: Citigroup, Sound
Surgical Technology and UBS Capital
Management

JAMES CLAYBURN LAFORCE, AGE 78                  2002                2
615 E. Michigan Street
Milwaukee, WI 53202
Trustee
Dean Emeritus, John E. Anderson Graduate
School of Management, University of
California, Los Angeles. Other
Directorships: The Payden & Rygel
Investment Group, The Metzler/Payden
Investment Group, Arena Pharmaceuticals
and Cancervax

DONALD E. O'CONNOR, AGE 71                      1997                2
615 E. Michigan Street
Milwaukee, WI 53202
Trustee
Financial Consultant, formerly Executive
Vice President and Chief Operating
Officer of ICI Mutual Insurance Company
(until January, 1997).
Other Directorships: The Forward Funds

GEORGE J. REBHAN, AGE 73                        2002                2
615 E. Michigan Street
Milwaukee, WI 53202
Trustee Retired; formerly President,
Hotchkis and Wiley Funds (mutual funds) from 1985 to 1993.
Trustee: E*Trade Funds

GEORGE T. WOFFORD III, AGE 67                   1997                2
615 E. Michigan Street
Milwaukee, WI 53202
Trustee
Senior Vice President, Information
Services, Federal Home Loan Bank
of San Francisco.
Other Directorships: None

                    PROVIDENT INVESTMENT COUNSEL MUTUAL FUNDS
================================================================================

INFORMATION ABOUT TRUSTEES AND OFFICERS at October 31, 2007 (Unaudited)
--------------------------------------------------------------------------------

OFFICERS
--------------------------------------------------------------------------------
Name, Age
Address                                                        Number of
Position Held with Funds                       Trustee         Portfolios
Principal Occupation(s) and other              of Funds        Overseen in
Directorships during past five years           Since*          Fund Complex**
--------------------------------------------------------------------------------

JEANINE M. BAJCZYK, AGE 42                      N/A                N/A
615 E. Michigan Street
Milwaukee, WI 53202
Secretary
Assistant Vice President, Legal
Compliance and Administration,
U.S. Bancorp Fund Services, LLC (since
May 2006); Senior Counsel, Wells Fargo
Funds Management LLC (May 2005 to May 2006);
Associate Counsel, Strong Financial
Corporation (January 2001 to May 2005).

DOUGLAS G. HESS, AGE 40                         N/A                N/A
615 E. Michigan Street
Milwaukee, WI 53202
President, Treasurer
Vice President, Compliance and
Administration, U.S. Bancorp Fund
Services, LLC (since March 1997).

JOE D. REDWINE, AGE 60                          N/A                N/A
615 E. Michigan Street
Milwaukee, WI 53202
Chairman
President, Chief Executive Officer,
U.S. Bancorp Fund Services, LLC (since 1991).

ROBERT M. SLOTKY, AGE 60                        N/A                N/A
2020 E. Financial Way
Glendora, CA 91741
Chief Compliance Officer, Vice President,
AML Officer Vice President, U.S. Bancorp
Fund Services, LLC, the Fund's administrator
(since July 2001); formerly Senior Vice President,
Investment Company Administration, LLC.


-------------
   *  The term for each Trustee is indefinite.
   ** The Trust is comprised of numerous portfolios managed by unaffiliated investment advisors. The term "Fund Complex" applies only to the Funds. The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment advisor with any other series.

      The Statement of Additional Information includes additional information about the Fund's trustees and officers and is available, without charge, upon request by calling 1-800-618-7643.

                      This page intentionally left blank.

                    PROVIDENT INVESTMENT COUNSEL MUTUAL FUNDS


TRUSTEES AND OFFICERS

TRUSTEES AND OFFICERS - ADVISORS SERIES TRUST
--------------------------------------------------------------------------------
WALTER E. AUCH, Independent Trustee
JAMES CLAYBURN LAFORCE, Independent Trustee
DONALD E. O'CONNOR, Independent Trustee
GEORGE J. REBHAN, Independent Trustee
GEORGE T. WOFFORD III, Independent Trustee
ROBERT M. SLOTKY, Vice President, Chief Compliance Officer and AML Officer DOUGLAS G. HESS, President and Treasurer
JOE D. REDWINE, Chairman
JEANINE M. BAJCZYK, Secretary

INVESTMENT ADVISOR
--------------------------------------------------------------------------------
PROVIDENT INVESTMENT COUNSEL
300 N. Lake Avenue
Pasadena, CA 91101
(626) 449-8500

DISTRIBUTOR
--------------------------------------------------------------------------------
QUASAR DISTRIBUTORS, LLC
615 E. Michigan Street
Milwaukee, WI 53202

LEGAL COUNSEL
--------------------------------------------------------------------------------
PAUL, HASTINGS, JANOFSKY & WALKER, LLP
55 Second Street, 24th Floor
San Francisco, CA 94105

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------
TAIT, WELLER & BAKER LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103


WHY INVEST WITH PROVIDENT INVESTMENT COUNSEL?


COMMITMENT TO OUR SHAREHOLDERS
------------------------------
     o  Dedicated investment team managing your investments
     o  Focused on shareholder objectives and needs

PASSION FOR GROWTH INVESTING
----------------------------
     o  "Pure growth" philosophy and consistent investment style
     o "Multiple points of knowledge" provide intimate understanding of companies

UNIQUELY STRUCTURED INVESTMENT TEAMS
------------------------------------
     o  Significant number of professionals committed to growth philosophy
     o  Transparent process that "digs deep" into company fundamentals

--------------------------------------------------------------------------------
This annual report is intended for shareholders of PIC Mutual Funds. It may not be used as sales literature unless preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives, risks and policies of the fund. If used as sales literature after October 31, 2007, this annual report must be accompanied by performance updates for the most recent calendar quarter.

PAST PERFORMANCE IS NOT AN INDICATION OF FUTURE RESULTS. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.

                      Shareholder Services: (800) 618-7643
                            Website: www.provnet.com
                                                                         (10/07)

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A COPY OF THE REGISTRANT'S CODE OF ETHICS IS FILED HEREWITH.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the registrant believes that the business experience and financial literacy provided by each member of the audit committee collectively offers the registrant adequate oversight given the registrant's level of financial complexity.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.


----------------------------- ----------------------- -----------------------
                                FYE  10/31/07         FYE  10/31/2006
----------------------------- ----------------------- -----------------------

Audit Fees                              $29,400               $28,200
Audit-Related Fees                      N/A                    N/A
Tax Fees                                $5,200                $ 4,800
All Other Fees                          N/A                    N/A
----------------------------- ----------------------- -----------------------

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant. All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.--not sub-adviser) for the last two years. The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

-------------------------------- ------------------------ ----------------------
Non-Audit Related Fees           FYE  10/31/07            FYE  10/31/06
-------------------------------- ------------------------ ----------------------

Registrant                                N/A                      N/A
Registrant's Investment Adviser           N/A                      N/A
-------------------------------- ------------------------ ----------------------


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to open-end investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees. The nominating committee recently approved a nominating committee charter, however, the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees did not change.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Registrant's President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant's service provider.

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) (1) ANY CODE OF ETHICS OR AMENDMENT THERETO, THAT IS SUBJECT OF THE DISCLOSURE REQUIRED BY ITEM 2, TO THE EXTENT THAT THE REGISTRANT INTENDS TO SATISFY ITEM 2 REQUIREMENTS THROUGH FILING AN EXHIBIT. Filed herewith.

     (2) CERTIFICATIONS PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002. Filed herewith.

     (3) ANY WRITTEN SOLICITATION TO PURCHASE SECURITIES UNDER RULE 23C-1 UNDER THE ACT SENT OR GIVEN DURING THE PERIOD COVERED BY THE REPORT BY OR ON BEHALF OF THE REGISTRANT TO 10 OR MORE PERSONS. Not applicable to open-end investment companies.

(B) CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002. Furnished herewith.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


         (Registrant)  ADVISORS SERIES TRUST

         By (Signature and Title)* /S/ DOUGLAS G. HESS
                                   ---------------------------------------------
                           Douglas G. Hess, President

         Date          1/8/08
                ----------------------------------------------------------------



         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

         By (Signature and Title)*   /S/ DOUGLAS G. HESS
                                   -------------------------------------------
                                   Douglas G. Hess, President

         Date   1/8/08
              -----------------------------

         By (Signature and Title)*  /S/ CHERYL L. KING
                                    ------------------------------------------
                                    Cheryl L. King, Treasurer

         Date   1/8/08
              -----------------------------

* PRINT THE NAME AND TITLE OF EACH SIGNING OFFICER UNDER HIS OR HER SIGNATURE.